Income taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

15. Income taxes

The provision for (recovery of) income taxes from continuing operations differs from the amount that would have resulted by applying the combined Canadian federal and provincial statutory income tax rate to earnings (loss) before income taxes due to the following:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Income tax provision (recovery) at combined
statutory rate	5,392	6,992	(3,925)

Income (decrease) by the effects of:
Impact of foreign exchange	194	(138)	(2,171)
Change in valuation allowance	(1,054)	(3,708)	2,123
Foreign tax rate differential	824	849	(800)
Impact of enacted tax rates	1,036	(298)	1,743
Benefit of cross-jurisdictional financing structures	(1,231)	(1,483)	(3,126)
Impact of capital gains and losses	-	2,227	(1,052)
Impact of goodwill and intangible asset
impairments	606	264	2,625
Change in unrecognized tax benefits	-	(549)	(455)
SRED and other ITCs carried forward in the year	(988)	-	(456)
Expiring non-capital losses and R&D credits
plus a change in Cdn capital losses	2,002	-	-
Other	1,266	1,902	2,456
Provision for (recovery of) income taxes	8,047	6,058	(3,038)

The components of earnings (loss) from continuing operations before income taxes are shown below:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Canada	(10,063)	(9,505)	(8,980)
U.S.	17,136	24,645	(2,077)
Other	12,185	5,494	(1,221)
	19,258	20,634	(12,278)

The components of the provision (recovery) of income taxes are shown below:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Current income tax provision (recovery):
Canada	(468)	2,546	3,568
U.S.	3,534	1	(705)
Other	2,724	1,103	(884)
	5,790	3,650	1,979

Deferred income tax provision (recovery):
Canada	(1,236)	(4,730)	(6,339)
U.S.	3,121	8,397	128
Other	372	(1,259)	1,194
	2,257	2,408	(5,017)
Provision for (recovery of) income taxes	8,047	6,058	(3,038)

Deferred income taxes of the Company are comprised of the following:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Differences in property, plant and equipment
and intangible assets	(29,088)	(30,998)	(25,082)
Capital and non-capital losses	16,240	26,651	30,303
Tax benefit of scientific research expenditures	4,908	3,513	3,575
Tax benefit of costs incurred during share issuances	191	(2,072)	390
Inventory basis differences and reserves	2,423	3,020	4,530
Other accrued reserves	2,124	(2,283)	1,468
	(3,202)	(2,169)	15,184
Less: valuation allowance	4,547	5,880	7,178
Net deferred income tax (liability) asset	(7,749)	(8,049)	8,006

The components of the deferred income tax asset (liability) are shown below:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Canada	11,278	10,451	12,107
U.S.	(16,009)	(16,136)	(806)
Other	(3,018)	(2,364)	(3,295)
	(7,749)	(8,049)	8,006

The components of the deferred income tax valuation allowance are as follows:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Balance, beginning of year	5,880	7,178	4,153
Increase (decrease) in valuation allowance	(1,054)	(3,708)	2,123
Adjustments to valuation allowance as a result of
acquisitions and foreign exchange	(279)	2,410	902
Balance, end of year	4,547	5,880	7,178

The Company has approximately $10,628 (January 1, 2011 - $10,867) in Canadian scientific expenditures, which can be carried forward indefinitely to reduce future years' taxable income. The Company also has approximately $1,003 and $390 (January 1, 2011 – $1,026 and $657) in Canadian and U.S. scientific research investment tax credits and $166 (January 1, 2011 - $202) in Massachusetts research and development tax credits, which will expire in varying amounts up to 2029.

The Company has Canadian and U.S. federal non-capital loss carry-forwards of approximately $25,790 and $7,743, respectively, as at December 31, 2011 (January 1, 2011 - $29,598 and $31,598, respectively). The Company also has state loss carry-forwards of approximately $8,842 as at December 31, 2011 (January 1, 2011 - $15,872). The amounts are available to reduce future federal and provincial/state income taxes. Non-capital loss carry-forwards attributable to Canada and the U.S. expire in varying amounts over the next 20 years.

The Company has Canadian capital losses of approximately $655 as at December 31, 2011 (January 1, 2011 - $370) for which a full valuation allowance exists. These amounts are available to reduce future capital gains and do not expire.

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such determinations, the Company considers all available positive and negative evidence, including future reversals of existing temporary differences, projected future taxable income, tax planning strategies and recent financial operations. Based on this evaluation, a valuation allowance of $4,547 (January 1, 2011 - $5,880) has been recorded against certain assets to reduce the net benefit recorded in the consolidated financial statements.

The Company has not provided Canadian deferred taxes on cumulative earnings of non-Canadian affiliates and associated companies that have been reinvested indefinitely. Deferred taxes are provided for earnings of non-Canadian affiliates and associated companies when the Company determines that such earnings are no longer indefinitely reinvested.

The Company believes it has adequately examined its tax positions taken or expected to be taken in a tax return; however, amounts asserted by taxing authorities could differ from the Company's positions. Accordingly, additional provisions on federal, provincial, state and foreign tax-related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved. A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding interest and penalties) is presented below.

	December 31, 2011	January 1, 2011
	$	$
Balance, beginning of year	2,568	3,117
Reductions resulting from lapse of applicable statute of limitations	-	(549)
Balance, end of year	2,568	2,568

The Company's unrecognized tax benefits largely include a possible reduction to prior year losses for U.S. exposures relating to the deductibility of certain interest amount accrued. The Company believes that it is reasonably possible that a decrease in unrecognized tax benefits related to tax exposures in the U.S. may be necessary as statute limitations lapse beginning in 2015.

Consistent with its historical financial reporting, the Company has classified interest and penalties related to income tax liabilities, when applicable, as part of interest expense in its consolidated statements of operations. The Company recognized $nil in potential interest and penalties associated with unrecognized tax benefits for the year ended December 31, 2011 (January 1, 2011 - $nil). The unrecognized tax benefits have been recorded as a reduction of long-term deferred tax assets. All of the unrecognized tax benefits could impact the Company's effective tax rate if recognized.

The number of years with open tax audits varies depending on the tax jurisdiction. The Company's major taxing jurisdictions include Canada, Ontario, the U.S. (including multiple states), and the Netherlands. The Company's 2007 through 2011 tax years (and any tax year for which available non-capital loss carry-forwards were generated up to the amount of non-capital loss carry-forward) remain subject to examination by the Internal Revenue Service for U.S. federal tax purposes, and the 2005 through 2011 tax years remain subject to examination by the appropriate governmental agencies for Canadian federal tax purposes. There are other ongoing audits in various other jurisdictions that are not considered material to the Company's consolidated financial statements.